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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): November 7, 2002

                      GREENWICH CAPITAL ACCEPTANCE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



               Delaware                                    333-60904                              06-1199884
---------------------------------------                 -----------------                   ----------------------
   (State or Other Jurisdiction of                        (Commission                          (I.R.S. Employer
            Incorporation)                                File Number)                        Identification No.)


        600 Steamboat Road
       Greenwich, Connecticut                                                                       06830
---------------------------------------                                                     ----------------------
   (Address of Principal Executive                                                               (Zip Code)
               Offices)


Registrant's telephone number, including area code (203) 622-2700
                                                   ----- --------

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Item 5. Other Events.
        ------------

Filing of Computational Materials
---------------------------------

     In connection with the proposed offering of the Mortgage Loan Pass-Through Certificates, Series 2002-FRB2, Greenwich Capital Markets, Inc. (the "Underwriter") has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Underwriter with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     The Computational Materials listed as Exhibit 99.1 are filed on Form SE dated November 7, 2002 and on Form SE dated November 8, 2002. These Computational Materials supersede any prior materials which may have been previously filed with the Securities and Exchange Commission.


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


Item 7. Financial Statements, Pro Forma Financial
        -----------------------------------------

Information and Exhibits.
-------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1 Computational Materials filed on Form SE dated November 7, 2002 and on Form SE dated November 8, 2002.


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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GREENWICH CAPITAL ACCEPTANCE,
                                       INC.



                                       By:  /s/ Vinu Phillips
                                            ------------------------
                                            Name:  Vinu Phillips
                                            Title:  Vice President



Dated:  November 12, 2002


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


Exhibit Index
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Exhibit                                                                   Page
-------                                                                   ----

     99.1     Computation Materials filed on Form SE dated
              November 7, 2002 and on Form SE dated November 8, 2002.


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